UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 25, 2006
(Date of earliest event reported)

WESTAFF, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)

000-24990	94-1266151
(Commission File Number)	(I.R.S. Employer Identification No.)

298 North Wiget Lane, Walnut Creek, CA 94598
(Address of Principal Executive Offices, including Zip Code)

(925) 930-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01   Entry into a Material Definitive Agreement.

On July 25, 2006, the Registrant and certain subsidiaries of Registrant, General Electric Capital Corporation and Bank of America, N.A. entered into the Ninth Amendment to the Multicurrency Credit Agreement and Consent of Guarantors.  The amendment allows, for the purpose of determining the financial covenants, a one-time add-back adjustment of $447,917 to EBITDA for the fiscal quarter ending April 15, 2006 for the separation and transition charges related to the termination of employment of Dirk A. Sodestrom, former Senior Vice President and Chief Financial Officer, and Stephen J. Russo, former Senior Vice President, Field Operations.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Document
10.8.20.9	Ninth Amendment to Multicurrency Credit Agreement and Consent of Guarantors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAFF, INC.

By:	/s/ JOHN P. SANDERS
John P. Sanders Senior Vice President and Chief Financial Officer

Date:  July 31, 2006

EXHIBIT INDEX

Exhibit No.	Description of Document
10.8.20.9	Ninth Amendment to Multicurrency Credit Agreement and Consent of Guarantors